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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549
                              ---------------------

                                  FORM 8-K (A)2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 8, 1995
                                 --------------
                                 (JUNE 17, 1995)
                                 --------------

                                 Date of Report
                        (Date of earliest event reported)

                                  HBO & COMPANY
                                  -------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


        0-9900                                    37-0986839
 ----------------------                  -------------------------------
(Commission File Number)                (IRS Employer Identification No.)

     301 PERIMETER CENTER NORTH
              ATLANTA, GA                                             30346
---------------------------------------                             --------
(Address of principal executive offices)                           (Zip Code)

                                  (404) 393-6000
               --------------------------------------------------
               Registrant's telephone number, including area code

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THE FORM 8-K OF HBO & COMPANY DATED JUNE 23, 1995, AS AMENDED BY FORM
8-K(A) DATED JULY 31, 1995, IS HEREBY FURTHER AMENDED TO INCLUDE THE ADDITION OF THE FOLLOWING INFORMATION:

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)  Financial statements of business acquired.

               Statement of Income for the Period From January 1, 1995, Through June 17, 1995, for the First Data Health Systems Corporation Health Services Business

(c)  Exhibits

Exhibit                                                                     Page
-------                                                                     ----

     99(d)     Statement of Income for the Period From January 1, 1995,       4
               Through June 17, 1995, for the First Data Health Systems Corporation Health Services Business


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                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              HBO & COMPANY
                              (Registrant)

Date:  August 8, 1995

                               /s/ Jay P. Gilbertson
                              --------------------------------------------
                              Jay P. Gilbertson
                              Vice President - Finance,
                              Chief Financial Officer
                              Treasurer and Assistant Secretary


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